NATIONS FUNDS TRUST
All Share Classes of:
Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves,
Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves,
Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves
(collectively, the “Funds”)

Supplement dated January 4, 2005
to the Prospectuses dated August 1, 2004, as supplemented

     As allowed by the regulations of the U. S. Securities and Exchange Commission, the prospectuses for all share classes of the Funds are hereby supplemented to reflect the removal of all language discussing the portfolio management team responsible for the day-to-day management of the Funds. Accordingly, all references to BACAP’s Cash Investment Team should be removed throughout the prospectuses. BACAP remains as investment adviser to each Fund and each Fund’s investment objective and principal investment strategies remain unchanged.

JAN05MMSUPP